SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2005 (November 13, 2005)

MASSEY ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of Incorporation)	(Commission File No. )	(I.R.S. Employer Identification Number)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

This Current Report on Form 8-K/A amends and restates the section entitled “Executive Deferred Compensation Plans” in Item 1.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2005.

Executive Deferred Compensation Plans

On November 13, 2005, the Compensation Committee of the Registrant’s Board approved an amendment to that certain Massey Executive Deferred Compensation Program as amended and restated as of January 1, 2005 (the “Deferred Compensation Program,” which was filed as Exhibit 10.2 to a Form 8-K filed by the Registrant with the SEC on February 25, 2005) and an amendment to that certain A.T. Massey Coal Company, Inc. Executive Deferred Compensation Plan as amended and restated as of January 1, 2005 (the “Deferred Compensation Plan,” which was filed as Exhibit 10.3 to a Form 8-K filed by the Registrant with the SEC on February 25, 2005). On November 14, 2005, the Board and the board of directors of A.T. Massey Coal Company, Inc., the Registrant’s wholly owned subsidiary, ratified the amendments to the Deferred Compensation Program and the Deferred Compensation Plan, respectively. Both the Deferred Compensation Program and the Deferred Compensation Plan were amended in the same manner to provide the participants with an ability to elect by no later than December 31, 2005, in accordance with Question and Answer 20 of IRS Notice 2005-1, to terminate any or all of his or her deferral election(s) for any 409A Funds (as defined in Program and Plan) which are held in either the Deferred Compensation Program or the Deferred Compensation Plan and are vested as of December 31, 2005 (whether or not attributable to a participant’s deferral election or the Registrant’s contributions, and as adjusted for earnings or loss). Furthermore each amendment stipulates that any amount to be distributed pursuant to such amendment shall be included in the participant’s income for federal income tax purposes in calendar year 2005 and shall be distributed on or before December 31, 2005. The amendments to the Deferred Compensation Program and the Deferred Compensation Plan are attached to the current report filed on Form 8-K with the Securities and Exchange Commission on November 17, 2005 as Exhibits 10.10 and 10.11, respectively. The maximum amount of deferred compensation and earnings related thereto that could be paid out by the Registrant on or before December 31, 2005 to participants who choose to terminate their deferral elections and receive such monies in 2005 is approximately $33.0 million.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: November 30, 2005	By:	/s/ Thomas J. Dostart
	Name:	Thomas J. Dostart
	Title:	Vice President, General Counsel and Secretary

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